Exhibit 10.16

CONFIDENTIAL PROVISIONS REDACTED

LICENSE AGREEMENT

BY AND BETWEEN

PROTEIN DESIGN LABS, INC.

AND

HUMAN GENOME SCIENCES, INC.

December 15, 2005

CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

This License Agreement (“Agreement”) is entered into as of December 15, 2005 (the “Effective Date”) by and between PROTEIN DESIGN LABS, INC., having its principal offices at 34801 Campus Drive, Fremont, CA 94555 USA (“PDL”), and HUMAN GENOME SCIENCES, INC., having its principal offices at 14200 Shady Grove Road, Rockville, MD 20850 USA (“HGS”). PDL and HGS are each individually referred to as a “Party,” and collectively as the “Parties.”

RECITALS

WHEREAS, HGS owns certain intellectual property rights in inventions related to the receptor to the Tumor necrosis factor-like weak inducer of apoptosis (“Tweak-R”);

WHEREAS, PDL desires to obtain, and HGS wishes to grant to PDL, a license under such intellectual property rights to practice such inventions for the purposes of research, development and commercialization of products, all on the terms set forth below in this Agreement;

WHEREAS, PDL owns or controls certain patents and patent applications concerning humanized antibodies and antibody humanization technology including certain patents and patent applications that are sometimes referred to as the “Queen Patents”;

WHEREAS, HGS desires to generate humanized antibodies directed against up to [****]* HGS Antigens and to conduct research, development and commercial activities on these humanized antibodies that would be claimed in, or would involve the use of certain antibody humanization technologies claimed in the Queen Patents; and

WHEREAS, PDL is interested in granting to HGS a non-exclusive license under the Queen Patents for the purpose of conducting research, development and commercial activities on humanized antibodies directed against up to [****]* HGS Antigens.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants and promises contained in this Agreement, the Parties agree as follows:

Article 1.  DEFINITIONS

As used herein, the following initially capitalized terms shall have the following meanings:

1.1                               “Affiliate” shall mean any individual, corporation, association or other business entity which directly or indirectly controls, is controlled by or is under common control with the Party in question. As used in this definition of “Affiliate,” the term “control” means the direct or indirect ownership of more than fifty percent (50%) of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business entity whether through the ownership of voting securities, by contract, resolution, regulation or otherwise; provided, however, that the term “Affiliate” shall not include subsidiaries or other entities in which a Party or its Affiliates owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other governing body, but is restricted from electing such majority by contract or otherwise until the time such restrictions are no longer in effect.

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

1.2                               “Antibody” shall mean a molecule comprising or containing one or more immunoglobulin variable domains or parts of such domains, fragments, variants, modifications or derivatives thereof.

1.3                               “Bulk Product” means Royalty Product or Developed Drug Product, as the case may be, supplied in a form other than Finished Product which can be converted into Finished Product.

1.4                               “Commercially Reasonable and Diligent Efforts” shall mean efforts and resources commonly used in the research-based pharmaceutical industry for a product at a similar stage in its product life of similar market potential taking into account efficacy, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval given the regulatory structure involved, the profitability of the product including the royalties payable to licensors of patent rights, alternative products and other relevant factors. Commercially Reasonable Efforts shall be determined on a market-by-market basis for a particular product, and it is anticipated that the level of effort will change over time, reflecting changes in the status of the product and the market involved.

1.5                               “Confidential Information” is defined in Section 9.1.

1.6                               “Controlled” shall mean with respect to any know-how, patent, other intellectual property right, data, or regulatory filing, the possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sublicense or other right to or under, such know-how, patent, other intellectual property right, data, or regulatory filing as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.

1.7                               “Developed Drug Product” shall mean any therapeutic product that is not a Licensed Biologic Product, that was discovered through the use of a drug screening method, which screening method or material employed in such method would, but for the license granted herein, infringe a Valid Royalty Claim of the Licensed Intellectual Property.

1.8                               “Diagnostic Field” shall mean any use for the diagnosis, prognosis, or monitoring of a human disease or disorder.

1.9                               “Finished Product(s)” means any and all Royalty Products or Developed Drug Products, as the case may be, in a form for use by an end user and not intended for further chemical or genetic manipulation or transformation.

1.10                        “HGS Antigens” shall mean an antigen selected by HGS and approved by PDL for the grant by PDL to HGS of a license to its PDL Antibody Humanization Patent Rights as provided by Section 2.7 of this Agreement up to a limit of [****]* antigens. HGS shall identify each such HGS Antigen after the Effective Date, but no later than the [****]* date for each associated Licensed Queen Product.

1.11                        “Licensed Biologic Product(s)” shall mean any product that contains (a) an Antibody, or (b) a protein or peptide, the manufacture, use, sale, offer for sale or import of which, but for the licenses granted herein, would infringe a Valid Royalty Claim.

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

1.12                        “Licensed Diagnostic Product(s)” shall mean any product used solely for the diagnosis, prognosis, or monitoring of a human disease, but not to treat or prevent a human disease, the manufacture, use, sale, offer for sale or import of which, but for the license from HGS, would infringe a Valid Royalty Claim.

1.13                        “Licensed Drug Product(s)” shall mean any product other than a Licensed Biologic Product, Licensed Diagnostic Product, or Developed Drug Product, the manufacture, use, sale, offer for sale or import of which, but for the license from HGS, would infringe a Valid Royalty Claim.

1.14                        “Licensed Queen Product(s)” shall mean any Antibody that binds to an HGS Antigen whose development, manufacture, import, export, use, offer for sale or sale would infringe a Valid Queen Claim absent a license to one or more of the Queen Patents.

1.15                        “Licensed Intellectual Property” shall mean (a) all patents and patent applications listed in Exhibit A and any future patent applications that claim the manufacture, use, or composition of matter of a product with respect to Tweak-R; (b) all patent applications anywhere in the world claiming priority to such filings; (c) all provisionals, converted provisionals, divisionals, continuations and continuations-in-part (but solely to the extent not containing new matter) of any of the foregoing in the United States; (d) any non-United States counterparts of the applications listed in (a), (b) and (c) above; and (e) all patents issuing on any of the foregoing patent applications listed in (a)-(d) and all reissues, re-examinations, and extensions in the United States (and their equivalents in the other countries of the world) of any such patents; collectively, all of the above subparagraphs, solely to the extent that they claim the manufacture, use, or composition of matter of a product with respect to Tweak-R.

1.16                        “Major European Country” shall mean any one of [****]*.

1.17                        “Net Sales” shall mean, with respect to a particular time period, the gross amount invoiced by PDL, its sublicensees and Affiliates for sales, transfer or disposition to independent, unrelated third parties of Royalty Products or Developed Drug Products (such Royalty Products or Developed Drug Products being in the final form intended for use by the end user), during such time period (including the fair market value of all other consideration received for the sale, transfer or other disposition of Royalty Products or Developed Drug Products by PDL, its sublicensees and Affiliates, whether such consideration is in cash, payments in kind, exchange or other forms), less an allowance of [****]* to cover factors such as (a) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection or return of items previously sold, (b) excise and sales taxes, duties or other taxes imposed on and paid with respect to such sales (excluding income or franchise taxes of any kind) and (c) outer packing, freight and freight insurance costs.  The provisions of (a) through (c) above shall be adjusted periodically as necessary to reflect amounts actually incurred. Notwithstanding anything to the contrary, in all cases Net Sales shall be determined in accordance with United States GAAP. In the event that a Royalty Product or Developed Drug Products is sold in combination with other active components, (“Combination Royalty Product”), Net Sales for purposes of royalty payments on the Combination Royalty Products shall be calculated by multiplying the Net Sales of the Combination Royalty Product by the fraction A/(A+B), where A is the gross selling price of the Royalty Product sold separately (i.e. without the other active components) and B is the gross selling price of the other active components. In the event that no such separate sales are made, Net Sales for royalty payments shall be calculated by multiplying Net Sales of the Combination Royalty Product by C/ (C+D) where C is the fully allocated cost of the Royalty Product

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

(not including the other active components) and D is the fully allocated cost of such other active components, such costs being determined using United States GAAP consistently applied.

Net Sales for Bulk Products shall be calculated by multiplying the units of Finished Product to which such Bulk Product is reasonably anticipated to be converted by the established market price of the Finished Product on the date of sale of the Bulk Product. By way of example and without limitation, units of Finished Product may be measured in grams or doses, as appropriate.

The method of calculating Net Sales of materials in forms other than Finished Product or Bulk Product that can be converted into Finished Product shall be established by good faith discussion between PDL and HGS prior to the first sale or transfer of any such material by PDL to a non-Affiliate.

1.18                        “PDL Antibody Humanization Patent Rights” shall mean those patent and patent applications related to the humanization of Antibodies consisting of the patents identified in Exhibit B and any foreign counterparts thereto, and any, continuations, continuations-in-part, reissues, extensions or patent term extension of any such patent, divisions of such patents or patent applications or any substitute applications therefor, and any supplementary protection certificate, confirmation patent or registration patent or patent of addition based on any such patent owned by PDL as of the Effective Date or at any time during the term of this Agreement otherwise referred to herein as the “Queen Patents”.

1.19                        “PDL License Agreement” shall mean the agreement in the form attached hereto as Exhibit C.

1.20                        “Phase II Clinical Trial” shall mean the first controlled and lawful study of the safety, dose ranging and efficacy of a specific Royalty Product or Developed Drug Product by administration of such Royalty Product or Developed Drug Product to human beings where the principal purpose of such trial is to generate sufficient data (if successful) to commence a Phase III Clinical Trial for such Royalty Product or Developed Drug Product or the first trial that would otherwise satisfy the requirements of 21 C.F.R. Section 312.21(a).

1.21                        “Phase III Clinical Trial” shall mean the first controlled and lawful pivotal study of the efficacy of a specific Royalty Product or Developed Drug Product by administration of such Royalty Product or Developed Drug Product to human beings where the principal purpose of such trial is to provide statistically significant efficacy data primarily to support an application for Regulatory Approval of a Royalty Product or Developed Drug Product for the indication being investigated by the trial or the first trial that would otherwise satisfy the requirements of 21 C.F.R. Section 312.21(c).

1.22                        “Regulatory Application” shall mean an application filed to obtain Regulatory Approval, including, without limitation, a Biologics License Application (“BLA”) or New Drug Application (“NDA”) and their foreign equivalents.

1.23                        “Regulatory Approval” shall mean the final government approval required to market a Royalty Product in a given country, including, but not limited to, product registration(s) and price and marketing approval(s), as applicable, in such country.

1.24                        “Royalty Product” shall mean a Licensed Biologic Product, a Licensed Diagnostic Product, or a Licensed Drug Product.

1.25                        “Royalty Term” is defined in Section 5.1.

1.26                        “Term” is defined in Section 5.1.

1.27                        “Therapeutic Field” shall mean any human and/or animal use.

1.28                        “Tweak-R” shall mean the receptor to the tumor necrosis factor like weak inducer of apoptosis, which is the molecule designated [****]* by HGS.

1.29                        “Valid Milestone Claim” shall mean (i) a claim in an unexpired, issued patent within the Licensed Intellectual Property that has not been found to be unpatentable, invalid or unenforceable by a decision of a court or other governmental body of competent jurisdiction in the country of the patent, which decision is unappealable or unappealed within the time allowed for appeal, that has not been rendered unenforceable through disclaimer or otherwise, and that has not been lost though an interference proceeding, or (ii) for the time period ending on the [****]* anniversary of the Effective Date, a claim in a pending patent application within the Licensed Intellectual Property. For purposes of clarity, no claim of any patent application shall be considered a Valid Milestone Claim at any time following the [****]* anniversary of the Effective Date.

1.30                        “Valid Queen Claim” shall mean a claim in an unexpired, issued patent within the PDL Antibody Humanization Patent Rights that has not been found to be unpatentable, invalid or unenforceable by a decision of a court or other governmental body of competent jurisdiction in the country of the patent, which decision is unappealable or unappealed within the time allowed for appeal, that has not been rendered unenforceable through disclaimer or otherwise, and that has not been lost though an interference proceeding.

1.31                        “Valid Royalty Claim” shall mean a claim in an unexpired, issued patent within the Licensed Intellectual Property that has not been found to be unpatentable, invalid or unenforceable by a decision of a court or other governmental body of competent jurisdiction in the country of the patent, which decision is unappealable or unappealed within the time allowed for appeal, that has not been rendered unenforceable through disclaimer or otherwise, and that has not been lost though an interference proceeding.

Article 2.  LICENSES

2.1                               License Grant to PDL for Licensed Biologic Products. HGS hereby grants to PDL an exclusive, sub-licensable (without restriction), worldwide license to PDL to research, develop, use, make, have made, sell, offer for sale, import or export any Licensed Biologic Product(s) in the Therapeutic Field.

2.2                               License Grant to PDL for Licensed Drug Products. HGS hereby grants to PDL an exclusive, sub-licensable (with restriction as set forth in Section 2.5 below), worldwide license to research, develop, use, make, have made, sell, offer for sale, import or export any Licensed Drug Product(s) in the Therapeutic Field. Notwithstanding the foregoing, PDL may sublicense a Licensed Drug Product, provided that PDL has at least [****]* covering such product.

2.3                               License Grant to PDL for Developed Drug Products. HGS hereby grants to PDL a non-exclusive, sub-licensable (with restriction as set forth in Section 2.5 below), worldwide license to research, develop, use, make, have made, sell, offer for sale, import or export any Developed Drug Products in the Therapeutic Field. Notwithstanding the foregoing, PDL may sublicense a Developed Drug Product, provided that PDL has at least [****]* covering such product.

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

2.4                               License Grant to PDL for Licensed Diagnostic Products. HGS hereby grants to PDL a non-exclusive, sub-licensable (with restriction), worldwide license to research, develop, use, make, have made, sell, offer for sale, import or export any Licensed Diagnostic Product in the Diagnostic Field. PDL’s right to sublicense a Licensed Diagnostic Product will be limited to applications reasonably determined to be necessary for successful commercialization of the Licensed Biologic Product or Licensed Drug Product and subject to HGS approval, which will not be unreasonably withheld.

2.5                               Sublicensing. Each sublicense granted hereunder shall include a grant that is consistent with the terms herein and PDL shall be responsible for payments and royalties under such sublicense due to HGS as if such were made by PDL directly and pursuant to the terms and conditions of this Agreement. PDL shall provide HGS with written notice of any sublicense granted hereunder within [****]* of granting such sublicense.

2.6                               License Grant to HGS. PDL hereby grants to HGS, and HGS hereby accepts, a non-exclusive, non-sublicensable, royalty-free sublicense under the exclusive rights granted to PDL pursuant to Section 2.1 herein to research, develop, make and use (but not to, have made, sell, or offer for sale) Licensed Biologic Products for HGS internal research only.

2.7                               Licenses to HGS Under the Queen Patents

2.7.1                     Election. Subject to the terms and conditions of this Agreement, PDL hereby grants to HGS through the [****]* anniversary of the Effective Date (or until such earlier time as HGS has exercised its rights under this Section 2.7 with respect to the HGS Antigens), the right, upon written notice to PDL, to receive licenses under the PDL Antibody Humanization Patent Rights for the HGS Antigens. HGS shall identify each HGS Antigen prior to [****]* for the associated Licensed Queen Product. Each license shall be a nonexclusive, worldwide (except as provided in Section 2.7.2), transferable (to an Affiliate of HGS or to a successor in interest to the CoGenesys division of HGS), license under the PDL Antibody Humanization Patent Rights to make, have made, use, import, offer for sale and sell or otherwise dispose of Licensed Queen Product pursuant to a PDL License Agreement to be executed by the Parties after such written notice. The rights of HGS under such PDL License Agreement shall include the right to grant sublicenses for Licensed Queen Product in accordance with the terms of the applicable PDL License Agreement. Each license elected by HGS hereunder shall be pursuant to a separate PDL License Agreement and effective as of the date when the election for such license by HGS becomes irrevocable, which license agreement will include such terms that are standard and customary for PDL in other non-exclusive license agreements under the Queen Patents substantially in the form as attached hereto as Exhibit C to this Agreement.

2.7.2                     Procedure for Exercise of License Rights. Prior to [****]*, HGS shall provide PDL with written notice identifying the HGS Antigen for which HGS desires to enter into a PDL license agreement pursuant to the provisions of Section 2.7.1. A separate notice shall be provided with respect to each antigen for which a license is requested. PDL shall promptly review and respond in writing to the request by HGS for a license within [****]* of receipt of the written request. PDL may refuse to grant HGS a license only if PDL [****]*. In the event that PDL validly refuses to grant HGS a license under the PDL Antibody Humanization Patent Rights, [****]*. If PDL affirms HGS’s request or has not responded by notice in writing within [****]* of receipt of HGS’s request under this Section 2.7.2, then HGS’s election shall be deemed irrevocable and HGS and PDL shall enter into a PDL License Agreement with respect to that HGS Antigen for the territory designated.

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

2.7.3                     Humanization Technical Support. [****]*.

Article 3.  PAYMENTS AND ROYALTIES

3.1                               License Fee. Within [****]* after the Effective Date, PDL shall pay HGS a non-refundable initial licensing fee of [****]*.

3.2                               Milestone Payments.

3.2.1                     PDL shall pay HGS the following non-refundable amounts for the first achievement of the following milestone events by PDL, its Affiliates or sublicensees for the first of each type of Royalty Product covered by a Valid Milestone Claim (subject to Section 3.2.4):

Licensed Biologic
	Product or	Licensed
	Licensed Drug	Diagnostic
Milestone Event	Product	Product
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*

3.2.2                     Solely for the sake of clarification, and only with respect to this Section 3.2, a Royalty Product shall include a product covered by a Valid Milestone Claim or a Valid Royalty Claim. Such non-refundable amounts shall be payable within [****]* after the day on which the relevant milestone event is achieved.

3.2.3                     [****]*.

3.2.4                     In the event that a payment to HGS upon achievement of a milestone event pursuant to Section 3.2.1 herein with respect to a Royalty Product is due from PDL, and PDL has not paid one or more previous milestone payments (if any) with respect to such Royalty Product, then at such time PDL shall pay all such previously unpaid milestone payments (if any) with respect to such Royalty Product. If, at the time of the first commercial sale of a Royalty Product by PDL, its Affiliates or sublicensee, PDL has not paid all milestone payments (if any) pursuant to Section 3.2.1 herein with respect to such Royalty Product, then at such time PDL shall pay all such previously unpaid milestone payments (if any) with respect to such Royalty Product.

3.2.5                     Each of the milestone payments payable pursuant to Section 3.2.1 above shall be payable only one time for the first achievement of such milestone by a Developed Drug Product, provided further that PDL shall pay to HGS [****]* of each milestone payment that would be applicable to a Licensed Drug Product referenced in Section 3.2.1 above for each Developed Drug Product that achieves such milestone.

3.2.6                     Milestones Achieved by Sublicensees. [****]*.

3.3                               Non-creditable Payments. Milestone payments payable pursuant to Section 3.2 are not creditable against the earned royalties set forth in Section 3.5.

3.4                               Entire Consideration. The initial license fee payable pursuant to Section 3.1, the milestone payments payable pursuant to Section 3.2, if any, and the right granted to the Queen Patents in Section 2.7 of this Agreement shall be the entire consideration for the licenses granted to PDL hereunder for any use or purpose other than the sale of Royalty Products or Developed Drug Products.

3.5                               Royalties.

3.5.1                     PDL shall pay HGS earned royalties on annual Net Sales of Royalty Products by PDL, its Affiliates or sublicensees, covered by a Valid Royalty Claim at the following rates:

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

Annual Net Sales	Royalty Rate
The portion of annual Net Sales worldwide of Licensed Biologic Products or Licensed Drug Products less than U.S. $[****]*	[****]*
The portion of annual Net Sales worldwide of Licensed Biologic Products or Licensed Drug Products equal to U.S. $[****]* but less than U.S. $[****]*	[****]*
The portion of annual Net Sales worldwide of Licensed Biologic Products or Licensed Drug Products equal to U.S. $[****]* but less than U.S. $[****]*	[****]*
The portion of annual Net Sales worldwide of Licensed Biologic Products or Licensed Drug Products equal to U.S. $[****]*and greater	[****]*
Net Sales worldwide of Licensed Diagnostic Products	[****]*

PDL’s obligation to pay royalties under this Section 3.5.1 will accrue or become due or payable on a country-by-country basis solely with respect to Royalty Product(s) that are covered by a Valid Royalty Claim at the time of sale by PDL or its sublicensees. Where a Royalty Product is covered by more than one Valid Royalty Claim, only a single royalty payment shall be payable and there will be no multiple royalties due with respect to each separate Royalty Product under this Section 3.5.1.

3.5.2                     Developed Drug Products. For a Developed Drug Product, PDL shall pay HGS an earned royalty on annual Net Sales of Developed Drug Products by PDL its Affiliates or sublicensees at a rate of [****]* of those required for Royalty Products. In the event that a Licensed Drug Product is also a Developed Drug Product, PDL’s sole royalty payment obligations hereunder shall be set forth in Section 3.5.1 above, and the royalty obligations set forth in this Section 3.5.2 shall not apply.

3.6                               Net Sales Reports. Beginning with the calendar quarter of the first commercial sale of a Royalty Product or Developed Drug Product, within [****]* after the end of each calendar quarter in which there are Net Sales, PDL shall submit a written report to HGS stating the amount of Net Sales in such calendar quarter and the amount of royalty due hereunder with respect to such Net Sales. Such written report shall describe for each calendar quarter: (a) the total worldwide Net Sales; (b) the Net Sales on a country by country basis; (c) the exchange rate used to convert Net Sales from local currency to U.S. dollars; and (d) the total royalty due.

3.7                               Payment. Concurrently with the making of each written report as set forth in Section 3.7, PDL shall pay to HGS any royalties due hereunder with respect to Net Sales in the calendar quarter covered by the report. If PDL does not make any royalty or other payments due hereunder at the times that they are due, PDL shall pay to HGS interest on each late payment, to the extent permitted by applicable law, at a rate of [****]* the annual prime rate of interest, as published in the Federal Reserve Bulletin H.15 or successor thereto, for the date on which such payment becomes delinquent, calculated

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

daily on the basis of a three hundred sixty-five (365) day year. Royalties payable on sales in countries other than the United States shall be calculated by multiplying the appropriate royalty rate times the sales in each currency in which they are made and converting the resulting amounts into U.S. Dollars, at the average rate of exchange for the currency of the country, from which the royalties are payable, as reported by Reuters Ltd for each calendar quarter for which a payment is due. Such payments shall be without deduction of exchange, collection, or other charges. All payments to HGS hereunder shall be made in U.S. Dollars by wire transfer to an HGS account identified by HGS prior to the date such payment is due. PDL shall send HGS a facsimile transmission or an email message confirming the details of each such transfer promptly after making such transfer.

3.8                               Accounting and Records. PDL shall keep complete, true and accurate records of the Net Sales of all Royalty Products or Developed Drug Products by PDL and its sublicensees for not less than [****]* following the end of the [****]* in which such sales were made. PDL shall make such records available to an independent certified public accountant representing HGS, who will not be unreasonably rejected by PDL, provided that such representative has entered into a confidentiality agreement with PDL limiting the use of such records to verification of the accuracy of payments due hereunder and prohibiting the disclosure of information in such records to HGS or to any third party for any purpose. Audits of such records shall be conducted no more frequently than annually and upon at least [****]* prior written notice during reasonable business hours, for the sole purpose of conducting an audit to verify the accuracy of PDL’s royalty statements and any other payments made or owed to HGS. Such accountant shall provide PDL with a copy of any written report prepared or given to HGS in connection with such audits. Any claims of underpayment or overpayment will be submitted to PDL within [****]* of the final written report. All such audits shall be conducted at HGS’s cost and expense; provided, however, that if the audit reveals an underpayment to HGS of more than [****]*, PDL shall pay for the cost and expense of the audit.

3.9                               Taxes. HGS shall be responsible for any and all taxes levied on account of amounts it receives under this Agreement. If PDL is required by law, rule or regulation to withhold taxes from the types of payments due HGS hereunder, PDL shall (a) deduct those taxes from the amount otherwise remittable to HGS hereunder, (b) pay such taxes to the proper taxing authority and (c) send evidence of the obligation together with proof of payment to HGS within [****]* following that payment.

3.10                        HGS Payments for the PDL Antibody Humanization Patent Licenses.

3.10.1              Milestones. For each license granted pursuant to HGS’ exercise of its right under Section 2.7 of this Agreement, HGS shall pay to PDL [****]*.

3.10.2              Royalties. HGS shall pay PDL an earned royalty of [****]* on annual Net Sales, as defined in the applicable PDL License Agreement, by HGS, a successor in interest to the CoGenesys division of HGS, their sublicensees, or Affiliates for any Licensed Queen Product [****]*.

Article 4.  INTELLECTUAL PROPERTY

4.1                               Prosecution of Licensed Intellectual Property.

4.1.1                     Licensed Biologic Products and Licensed Drug Products. Outside counsel mutually acceptable to PDL and HGS shall have the responsibility to file, prosecute and maintain Licensed Intellectual Property relating to Licensed Biologic Products and Licensed Drug Products, and

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methods of making and using the same, and HGS shall transfer responsibility therefor to such outside counsel promptly after the Effective Date. Such outside counsel shall respond to both Parties’ reasonable requests for information about the course of patent prosecution or other proceedings relating thereto and shall provide both Parties with copies of all communications relating thereto with a patent office. The outside counsel shall perform its duties in the filing, prosecution and maintenance of such Licensed Intellectual Property hereunder in the best interests of both parties hereto. The expenses for such outside counsel and all filing, issue, maintenance and other fees and other costs of filing, prosecution and maintenance of such Licensed Intellectual Property shall be borne by PDL.  PDL shall be responsible for providing instructions to such outside counsel and shall reasonably consider comments thereon by HGS. The Parties shall cooperate reasonably in the prosecution thereof and shall share all material information relating thereto promptly after receipt of such information. If PDL elects not to participate in the filing, prosecution or maintenance, or otherwise abandons, any such Licensed Intellectual Property in a country for which the Parties had agreed to so file and prosecute such Licensed Intellectual Property, it shall promptly notify HGS in a timely manner to allow HGS to preserve any and all rights in such intellectual property. Thereafter, HGS shall have the right to pursue, at its sole expense and sole discretion, prosecution or maintenance of such Licensed Intellectual Property in the relevant country and PDL shall have no further rights to such Licensed Intellectual Property.

4.1.2                     Licensed Diagnostic Products. Outside counsel mutually acceptable to PDL and HGS shall have the responsibility to file, prosecute and maintain Licensed Intellectual Property relating to Licensed Diagnostic Products, and methods of making and using the same, and HGS shall transfer responsibility therefor to such outside counsel promptly after the Effective Date. Such outside counsel shall respond to both Parties’ reasonable requests for information about the course of patent prosecution or other proceedings relating thereto and shall provide both Parties with copies of all communications relating thereto with a patent office. The outside counsel shall perform its duties in the filing, prosecution and maintenance of such Licensed Intellectual Property hereunder in the best interests of both parties hereto. PDL shall be responsible for providing instructions to such outside counsel and shall reasonably consider comments thereon by HGS. The Parties shall cooperate reasonably in the prosecution thereof and shall share all material information relating thereto promptly after receipt of such information. The expenses for such outside counsel and all filing, issue, maintenance and other fees and other costs of filing, prosecution and maintenance of such Licensed Intellectual Property shall be borne by PDL. In the event that HGS licenses any rights to Licensed Diagnostic Products to a third party, HGS shall notify PDL of such license in writing (the “Notice”) within [****]* of the effective date thereof. The Notice shall indicate that such a license has been granted, but need not identify to PDL the licensee or the terms of such license. After the effective date of such license, HGS and PDL will share equally the expenses for outside counsel and all filing, issue, maintenance and other fees and other costs of filing, prosecution and maintenance of such Licensed Intellectual Property relating to Licensed Diagnostic Products. In the event HGS licenses rights to a third party, HGS shall be responsible for providing instruction to such outside counsel on behalf of all parties and shall reasonably consider comments thereon by PDL and the third party. If PDL elects not to participate in the filing, prosecution or maintenance, or to otherwise abandon, any such Licensed Intellectual Property in a country for which the Parties had agreed to so file and prosecute such Licensed Intellectual Property, it shall promptly notify HGS. Thereafter, HGS shall have the right to pursue, at its sole expense and sole discretion, prosecution or maintenance of such Licensed Intellectual Property in the relevant country and PDL shall have no further rights to such Licensed Intellectual Property.

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4.2                               Enforcement of Licensed Intellectual Property for any Licensed Biologic Product or Licensed Drug Product.

4.2.1                     If either Party learns of any alleged infringement of any Licensed Intellectual Property relating to Licensed Biologic Product or Licensed Drug Product, that Party shall promptly provide written notice to the other Party of such alleged infringement. The Parties shall consult as to potential strategies to terminate such alleged infringement without litigation. PDL, at its sole discretion, may take reasonable actions to terminate such alleged infringement without litigation.

4.2.2                     If the efforts of PDL are not successful in terminating the alleged infringement, PDL shall have the first right, at its sole discretion and expense using counsel of its choice, to take action to enforce such Licensed Intellectual Property (an “Infringement Action”) against such alleged infringer. To the extent PDL takes such Infringement Action, PDL shall control any such Infringement Action undertaken by PDL against such an alleged infringer, and PDL may enter into settlements, stipulated judgments or other arrangements respecting such infringement, at its own expense; provided, however, that if such proposed settlements, judgments or arrangements would result in reduction or elimination of payments to HGS under this agreement, they shall be subject to HGS’s consent.

4.2.3                     If PDL commences such Infringement Action, HGS agrees to execute all papers and to perform such other acts as may be reasonably required (including consent to be joined as nominal party plaintiffs in such Infringement Action). PDL shall reimburse HGS for its out-of-pocket expenses relating to such Infringement Action, and HGS may, at its option and expense, be represented by counsel of its choice. If PDL commences such Infringement Action, PDL shall indemnify, defend and hold HGS harmless from any costs, expenses or liability arising out of PDL’s negligent conduct or as a consequence of HGS conduct that was requested or required by PDL for Infringement Actions undertaken by PDL. Any damages or other recovery from an Infringement Action undertaken by PDL pursuant to this section shall be retained by PDL, subject to payments and royalties due under this Agreement including any royalties that might have been due on sales lost as a result of the infringement.

4.2.4                     In the event that PDL does not initiate reasonable actions to terminate such alleged infringement without litigation within [****]* of the date of notice from HGS pursuant to Section 4.2.1 or does not initiate an Infringement Action thereafter in accordance with Section 4.2.2, then HGS may at its option and sole expense initiate and control an Infringement Action against such third party infringer. PDL shall reasonably cooperate with HGS in preparing and presenting such Infringement Action at HGS’s expense. Any recovery or damages derived from such Infringement Action shall first be applied to reimburse both Parties expenses incurred in preparing and presenting such Infringement Action. Any remaining balance of such recovery and damages shall be retained by HGS.

4.3                               Enforcement of Licensed Intellectual Property for any Licensed Diagnostic Product. If either Party learns of any alleged infringement of any Licensed Intellectual Property relating to a Licensed Diagnostic Product, that Party shall promptly inform the other Party of such alleged infringement. The Parties shall consult as to potential strategies to terminate such alleged infringement.

4.4                               Infringement of Third Party Rights. In the event that the practice of any invention claimed by any Licensed Intellectual Property or the making, using, offering for sale, selling or importing of any Royalty Products hereunder becomes the subject of a third party claim of patent infringement against PDL and/or HGS, the Party first having notice of the claim shall promptly give the other Party

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written notice of such infringement claim, setting forth the facts of such claim in reasonable detail. As between the Parties to this Agreement, PDL, in its sole discretion, shall have the first and primary right, at its own expense, to defend and control the defense of any such claim, by counsel of its own choice and PDL shall indemnify HGS in accordance with Section 7 herein. If HGS is named a defendant in any lawsuit relating to any such third party claim, PDL shall not settle any such action without HGS’s written consent, such consent not to be unreasonably withheld. Upon PDL’s reasonable request, HGS shall cooperate with PDL in the defense of any such action at PDL’s cost and expense. In HGS’s sole discretion, HGS shall be entitled to participate through counsel of its own choice in any legal action naming HGS as a defendant that involves the validity of Licensed Intellectual Property at HGS’s cost and expense (subject to any applicable indemnification obligations pursuant to Sections 7.1 through 7.3).

4.5                               PDL Rights. As between the Parties, PDL and its sublicensees hereunder shall own all inventions, whether patentable or not, know-how and other intellectual property developed, conceived or reduced to practice by or on behalf of PDL or its sublicensees, as the case may be, as a result of activities under this Agreement.

Article 5.  TERM AND TERMINATION

5.1                               Term. The term of this Agreement shall commence upon the Effective Date and shall continue while PDL has an obligation to pay royalties to HGS hereunder (“Term”). Unless this Agreement is terminated pursuant to this Article 5, PDL’s obligation to pay royalties (“Royalty Term”) shall continue on a country-by-country basis until the expiration of the last to expire Valid Royalty Claim covering a Royalty Product in such country or in the case of a Developed Drug Product, in accordance with Section 3.5.2. Upon expiration of the Royalty Term in a given country, the licenses granted to PDL hereunder with respect to such country shall become fully paid, subject to Section 5.2 below.

5.2                               Termination for Material Breach.

(a)                                  Prior to the receipt of Regulatory Approval to market a Royalty Product or Developed Drug Product hereunder, either Party may terminate this Agreement in its entirety for breach by the other Party by providing written notice to the breaching Party as set forth in Section 5.2(c) and otherwise complying with Section 5.2 (c) below.

(b)                                 After the receipt of any Regulatory Approval to market a Royalty Product or Developed Drug Product hereunder, either Party may terminate this Agreement for breach by the other Party, but only with respect to the specific Royalty Product or Developed Drug Product that is the subject of the breach in question, by providing written notice to the breaching Party as set forth in Section 5.2(c) and otherwise complying with Section 5.2 (c) below.

(c)                                  Either Party may exercise the right to terminate for the breach as set forth in Sections 5.2(a) and/or Section 5.2(b) hereunder, upon the breach by the breaching Party of such Party’s obligations to pay any amounts owing hereunder, if such breach is not cured within [****]* after receipt of written notice from the non-breaching Party or (b) upon any material breach of this Agreement by the non-breaching Party, if such breach is not cured within [****]* after the breaching Party receives written notice of such breach from the non-breaching Party; provided, however, if such breach is not capable of being cured within such [****]* period, the cure period shall be extended for such amount of time as may

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be reasonably necessary to cure such breach, so long as the breaching Party is making diligent efforts to do so. Such termination shall be effective upon expiration of such cure period. Any dispute as to whether a notice of termination pursuant to this Section 5.2 is proper, or a breach has been cured, shall be resolved as provided pursuant to Article 10. Upon termination of this Agreement under this Section 5.2 as a result of a material breach by PDL, all rights granted to PDL by HGS hereunder to research, develop, make (and have made), use, sell, offer for sale and import such particular Royalty Product or Developed Drug Product shall terminate.

5.3                               PDL Elective Termination. PDL shall have the right to terminate this Agreement, in its sole discretion, upon [****]* written notice to HGS. With respect to a Royalty Product, if at the time of such termination the manufacture, use, sale, offer for sale, or import of such Royalty Product would, but for the licenses granted herein, infringe a Valid Royalty Claim within Licensed Intellectual Property, then PDL shall grant to HGS a license on commercially reasonable terms (provided such terms shall be memorialized in a mutually acceptable definitive license agreement executed within [****]* following such termination under this Section 5.3) under any granted patents or patent applications owned and obtained by PDL in the course of, in furtherance of, and as a direct result of activities under this Agreement, that are necessary to make, use and sell such Royalty Product(s). PDL shall have no obligation to grant such license to HGS under any patent if such grant under such patent would constitute a breach of an obligation owed by PDL under an agreement between PDL and a third party. HGS will be solely responsible for the payment of any third party payment obligations or other relevant obligations in connection with the license granted to HGS to Royalty Products in accordance with this Section. The grant of such license to Royalty Products and the negotiation of terms thereto shall be subject to the provisions of Article 10, which provisions shall survive termination of this Agreement; provided, however, the arbitrators chosen in accordance with the terms of Section 10.2 shall render their decision within [****]* from their receipt of written evidence with such evidence being provided by the parties hereto within [****]* of the appointment of the arbitrators. No oral testimony shall be permitted. At any time during the negotiation period, HGS may notify PDL in writing that it is terminating the negotiations and its right to secure the license to Royalty Product under this Section.

With respect to a Developed Drug Product, if the Valid Royalty Claim that was infringed by the screening and discovery of the Developed Drug Product is issued and valid at the time PDL terminates this Agreement pursuant to the first sentence of this Section 5.3, PDL shall grant to HGS a license on commercially reasonable terms (provided such terms shall be memorialized in a mutually acceptable definitive license agreement executed within [****]* following such termination under this Section 5.3) under any granted patents or patent applications owned and obtained by PDL in the course of, in furtherance of, and as a direct result of activities under this Agreement, that are necessary to make, use and sell such Developed Drug Product. PDL shall have no obligation to grant such license to HGS under any patent if such grant under such patent would constitute a breach of an obligation owed by PDL under an agreement between PDL and a third party. HGS will be solely responsible for the payment of any third party payment obligations or other relevant obligations in connection with the license granted to HGS to Developed Drug Product in accordance with this Section. The grant of such license to Developed Drug Product and the negotiation of terms thereto shall be subject to the provisions of Article 10, which provisions shall survive termination of this Agreement; provided, however, the arbitrators chosen in accordance with the terms of Section 10.2 shall render their decision within [****]* from their receipt of written evidence with such evidence being provided by the parties hereto within [****]* of the appointment of the arbitrators. No oral testimony shall be permitted. At any time during the negotiation period, HGS may notify PDL in writing that it is terminating the negotiations and its right to secure

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licenses to Developed Drug Product under this Section.

The right of HGS to obtain licenses to Royalty Product under this Section 5.3, and PDL’s obligations related thereto, shall terminate upon the expiration of the last to expire Valid Royalty claim. The right of HGS to obtain licenses to Developed Drug Product under this Section 5.3 and PDL’s obligations related thereto shall terminate upon the earlier of June 25, 2019, or upon the expiration of issued Valid Claims within Licensed Technology that were infringed by methods of drug screening or material utilized in the discovery of the Developed Drug Product.

5.4                               Insolvency or Bankruptcy. In the event that a Party becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, such Party shall immediately notify the other Party in writing. Furthermore, such other Party shall have the right to immediately terminate this Agreement, in whole or in part as the terminating Party may determine, upon learning of any of the foregoing events.

5.5                               Payment of Royalties Due. No termination or expiration of this Agreement shall relieve PDL of its obligation to pay any royalty or other payments which obligation accrued prior to such termination or expiration.

5.6                               Treatment of Inventory at Termination. In the event a Party for any reason terminates this Agreement, PDL shall have the right to sell or otherwise dispose of the stock of Royalty Products or Developed Drug Products then on hand until [****]* after the effective date of such termination, subject to Article 3 (Payments and Royalties) and the other applicable terms of this Agreement.

5.7                               Effects of Termination. Termination of this Agreement shall not affect the rights and obligations of the Parties that accrued prior to the effective date of such termination.

5.8                               Survival. The provisions of [****]*, shall survive termination or expiration of this Agreement in perpetuity, unless otherwise explicitly stated in this or the applicable section.

Article 6.  PUBLICITY

6.1                               PDL Publicity. Subject to Section 6.3 below, PDL shall not identify HGS or use the name of HGS, or any contraction thereof, in any manner in connection with the exercise of this Agreement, or use the name of any agent or employee of HGS, or any trademark, service mark, trade name, or symbol of HGS without HGS’s prior written consent.

6.2                               HGS Publicity. Subject to Section 6.3 below, HGS shall not identify PDL or use the name of PDL, or any contraction thereof, in any manner in connection with the exercise of this Agreement, or use the name of any agent or employee of PDL, or any trademark, service mark, trade name, or symbol of PDL without PDL’s prior written consent.

6.3                               Public Announcements. Except as may otherwise be required by law or regulation, neither Party shall disclose any terms of this Agreement to any third party or make any public announcement concerning this Agreement or the subject matter hereof, without the prior written consent of the other Party. Each Party shall provide the other with a copy of any proposed press release in advance of distribution and shall in good faith consider any comments from such other Party. Both Parties must

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agree to the content of such press release prior to disclosure to any third party. Thereafter, press releases and like public announcements concerning this Agreement or the activities hereunder that contain information not previously disclosed to the public shall be made only when, and in the form, approved by the Parties; provided, however, if a press release or like public announcement is required by law, regulation or court or administrative order, the Parties shall, as is reasonably practicable under the circumstances, consult with one another in connection with such disclosure to allow the other Party an opportunity to comment thereon.

Article 7.  INDEMNIFICATION

7.1                               Indemnification by PDL. PDL shall indemnify, defend and hold harmless HGS, its Affiliates, directors, officers, employees, agents, and contractors (“HGS Indemnitees”) from any costs, fees, damage, loss, liability, expense or judgment (including attorneys’ fees and expenses of litigation if assessed against the indemnified Party by a court of competent jurisdiction) (collectively “Losses”) incurred by or imposed upon the HGS Indemnitees in connection with any third party claims, suits, actions or demands (collectively, “Claims”) arising out of PDL’s (a) exercise of the rights granted to PDL under the Licensed Intellectual Property pursuant to this Agreement or (b) testing, labeling, manufacture, use, offer for sale or sale of Royalty Products or Developed Drug Products; (c) the material violation of any applicable federal, state or local law or regulation by PDL, its Affiliates, directors, officers, employees, agents and contractors; or (d) a breach by PDL of its representations and warranties hereunder, except to the extent that such Losses are due to the negligence or willful misconduct of any HGS Indemnitee, or by the violation of any applicable federal, state or local law or regulation by any HGS Indemnitee.

7.2                               Indemnification by HGS. HGS shall indemnify, defend and hold harmless PDL, its Affiliates, directors, officers, employees, agents and contractors (“PDL Indemnitees”) from any Losses incurred by or imposed upon the PDL Indemnitees in connection with any Claims arising out of (a) the negligence or willful misconduct of any HGS Indemnitee, (b) the material violation of any applicable federal, state or local law or regulation by any HGS Indemnitee, or (c) a breach by HGS of its representations and warranties hereunder.

7.3                               Procedures. The indemnified Party shall promptly, but in no event more than [****]* after receiving notice of any Claim, notify the indemnifying Party of any Claim and shall cooperate with the indemnifying Party in the defense of the Claim. The indemnifying Party shall have the right to control such defense (including the right to settle the claim solely for monetary consideration). The indemnifying Party agrees, at its own expense, to provide attorneys reasonably acceptable to the indemnified Party to defend against any Claim with respect to which the indemnifying Party has agreed to provide indemnification hereunder. The indemnified Party shall not settle or compromise the claim without the express, prior written consent of the indemnifying Party, and the indemnifying Party’s obligations under this Article 7 shall not apply to amounts paid by the indemnified Party in settlement of any Claim if such settlement is made without the consent of the indemnifying Party, which consent shall not be unreasonably withheld.

Article 8.  WARRANTIES

8.1                               Binding Agreement. Each Party hereby represents and warrants to the other Party as follows:

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(a)                                  it is validly organized under the laws of its jurisdiction of incorporation;

(b)                                 this Agreement has been duly authorized by all requisite corporate action and is a legal and valid obligation binding upon the representing and warranting Party and enforceable in accordance with its terms; and

(c)                                  the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

8.2                               HGS Warranty. HGS represents and warrants to PDL that (i) it owns or Controls the Licensed Intellectual Property, (ii) it has all right, power and authority necessary to grant the licenses set forth in Sections 2.1-2.4 to PDL, (iii) as of the Effective Date, such license grants represent all intellectual property rights to Tweak-R owned or Controlled by HGS, and (iv) that it has not, and shall not during the Term, grant any right or interest in the Licensed Intellectual Property to any third party that would conflict with the rights granted to PDL hereunder.

8.3                               PDL Warranty. PDL represents and warrants to HGS that, as of the Effective Date, it has not initiated any of the in vivo studies necessary to support an IND filing for any Tweak-R-related therapeutic.

8.4                               Disclaimer of Warranties; Limitation of Liability. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY THAT ANY PATENT OR PATENT APPLICATION INCLUDED WITHIN THE LICENSED INTELLECTUAL PROPERTY IS VALID OR ENFORCEABLE OR THAT THE EXERCISE OF ANY RIGHTS GRANTED HEREUNDER WILL NOT INFRINGE ANY PATENTS OF THIRD PARTIES. EXCEPT AS EXPLICITLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF ANY INVENTION(S) OR PRODUCT(S), THAT ARE THE SUBJECT OF THIS AGREEMENT; OR THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUCH INVENTION OR PRODUCT. EXCEPT FOR ANY BREACH UNDER ARTICLE 9, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR TO ANY OF THE OTHER PARTY’S AFFILIATES FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES SUFFERED BY THE OTHER PARTY OR ITS AFFILIATES IN RELATION TO ANY SUBJECT MATTER OF THIS AGREEMENT (INCLUDING LOST PROFITS) UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, EVEN IF SUCH PARTY OR ITS AFFILIATES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS, DAMAGE, OR COST, EXCEPT TO THE EXTENT IT MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY.

Article 9.  CONFIDENTIALITY

9.1                               Confidential Information. As used in this Agreement, “Confidential Information” means nonpublic information disclosed by one Party to the other in connection with this Agreement, provided that such information is clearly marked as confidential. PDL’s Confidential Information shall include, without limitation, reports submitted by PDL to HGS pursuant to Section 3.7. Information disclosed other than in written or other tangible form will be deemed Confidential Information only if the disclosing Party provides the receiving Party with a written statement within [****]* of the initial disclosure that identifies which portion of such information is to be deemed Confidential Information.

9.2                               Confidentiality. Each Party agrees (a) to hold the other Party’s Confidential Information in confidence; (b) to use such Confidential Information solely in accordance with this Agreement; and (c) except as otherwise expressly permitted herein, to not disclose such Confidential Information to any third party without prior written permission. The foregoing confidentiality obligations do not pertain to any information that a receiving Party establishes: (i) was known to the receiving Party prior to receipt from the disclosing Party; (ii) is now or becomes public knowledge, other than through acts or omissions of the receiving Party in breach of this Agreement; (iii) is disclosed at any time to the receiving Party by a third party with a lawful right to disclose such information; or (iv) was independently developed by or on behalf of the receiving Party without use of the Confidential Information of the disclosing Party. Notwithstanding the above, the receiving Party may disclose Confidential Information to comply with any applicable law, court order or governmental regulation, provided that if a Party is required by law or regulation to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures, give reasonable notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure a protective order or confidential treatment of such confidential information to be disclosed.

9.3                               Survival. The confidentiality provisions of this Article 9 will continue with respect to given Confidential Information for a period of [****]* after the date of disclosure thereof.

Article 10.  DISPUTE RESOLUTION

10.1                        Internal Resolution. The Parties shall discuss in good faith for a period of no less than [****]* any disputes arising between the Parties in connection with this Agreement. In the event such a dispute between the Parties is not settled within [****]*, the issue shall be referred to an officer of HGS, or his/her designee, and an officer of PDL, or his/her designee, for discussions in good faith for a period of no less than [****]*. If the executives do not reach agreement within such additional [****]* period, then either Party may initiate dispute resolution procedures pursuant to Section 10.2 or 10.3, as applicable.

10.2                        Arbitration. Subject to Section 12.4 and except as otherwise expressly provided herein, the Parties agree that any dispute not resolved internally by the Parties pursuant to Section 10.1, shall be resolved through binding arbitration utilizing “Baseball Arbitration.” The parties shall agree upon one arbitrator. If the Parties cannot agree on the person to be named as arbitrator within [****]*, the President of the International Chamber of Commerce shall make the necessary appointment for arbitrator. Within [****]* of the conclusion of the arbitration, the arbitration decision shall be rendered in writing and must specify the basis on which the decision was made. Unless otherwise mutually agreed upon by the Parties, the arbitration proceedings shall be conducted in English, in New York, NY, USA. Such decision shall be final, binding upon the Parties and enforceable through application to any court of competent jurisdiction. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each Party must bear its own attorneys’ fees and associated costs and expenses.

10.3                        Patent Validity. Notwithstanding the other provisions of this Article 10, any dispute that involves the validity of a patent (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal courts, and (b) that

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is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

Article 11.  DILIGENCE

11.1                        Diligence. During the Term of this Agreement, PDL shall use Commercially Reasonable and Diligent Efforts to research, develop and commercialize at least one Royalty Product.

11.2                        Progress Reports. Within [****]* following each anniversary of the Effective Date of this Agreement, PDL shall provide a written summary to HGS on (i) the development progress of Royalty Products or Developed Drug Products and (ii) submissions for Regulatory Approval, if any. Such written summaries shall contain reasonably sufficient information as is necessary for HGS to assess the progress of PDL in its research, development, clinical testing (if any) and Regulatory Approval (if any).

Article 12.  MISCELLANEOUS

12.1                        Force Majeure. Neither Party shall be liable for any failure to perform as required by this Agreement, if the failure to perform is caused by circumstances beyond such Party’s reasonable control, such as labor disturbances or labor disputes of any kind, accidents, civil disorders or commotions, acts of aggression, acts of God, energy or other conservation measures, explosions, failure of utilities, disease, thefts or other such occurrences; provided, however, that such Party shall use reasonable efforts to prevent and overcome such circumstances.

12.2                        Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld; provided, however, that either Party may assign this Agreement in connection with a merger or similar reorganization, consolidation, or sale of all or substantially all of such Party’s assets to which this Agreement relates; Notwithstanding the foregoing, HGS may assign this Agreement in its entirety to a successor in interest to the CoGenesys division of HGS without the prior written consent of PDL. Any purported assignment in violation of this Section 12.2 shall be null and void. Subject to the foregoing, this Agreement shall be binding upon the Parties, their legal representatives, successors and permitted assigns.

12.3                        Notices. Any notices given under this Agreement shall be in writing and deemed delivered upon receipt by first class mail (registered or certified), by private express courier, by hand, or by facsimile (confirmed by registered or certified first class mail) addressed to the Parties as set forth below. Either Party may change its address for purposes hereof by written notice to the other in accordance with the provisions of this Section.

If to PDL:

Protein Design Labs, Inc. 34801

Campus Drive Fremont, Ca 94555

Attention: General Counsel

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If to HGS:

Human Genome Sciences, Inc.

14200 Shady Grove Road

Rockville, MD 20850

Telephone: (301) 309-8504

Facsimile: (301) 309-8512

Attention: General Counsel

Copy to: Vice President, Business Development

12.4                        Legal and Equitable Remedies. Because a material breach of this Agreement may result in a harm to either Party which could not be remedied by monetary damages, both Parties shall have the right to seek enforcement of this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that a Party may have for a breach of this Agreement.

12.5                        Severability. If any provision of this Agreement becomes or is declared illegal, invalid, or unenforceable, such provision shall be deemed severed from this Agreement and the remaining provisions shall continue in full force and effect. If such severance substantially alters the basis of this Agreement, the Parties shall negotiate in good faith to amend the provisions of this Agreement to give effect to the original intent of the Parties.

12.6                        Independent Contractors. HGS and PDL are independent contractors under this Agreement. Nothing contained in this Agreement is intended, nor is to be construed so as to constitute a joint venture, partnership, agency, distributorship, employer-employee, or fiduciary relationship between the Parties with respect to this Agreement. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any other contract, agreement or undertaking with any third party.

12.7                        Entire Agreement. This Agreement represents the entire agreement and understanding between the Parties with respect to its subject matter and supersedes any prior and/or contemporaneous discussions, representations or agreements, whether written or oral, of the Parties regarding the subject matter hereof.

12.8                        Waiver. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the Party waiving compliance.

12.9                        Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York and the United States without regard to the conflicts of laws provisions thereof.

12.10                 Amendments. Amendments or changes to this Agreement shall be valid and binding only if in writing and signed by duly authorized representatives of the Parties. No provision of this Agreement can be waived except by the express written consent of the Party waiving compliance.

12.11                 Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted the Agreement or authorized the ambiguous provision.

12.12                 Captions. Titles, headings and other captions are for convenience only and are not to be used for interpreting this Agreement.

12.13                 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are and shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code; provided that nothing herein shall be deemed to constitute a present exercise of such rights and elections.

12.14                 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto will be deemed to be an original. Notwithstanding the foregoing, the Parties will deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, these duly authorized representatives of the Parties hereby execute this Agreement.

PROTEIN DESIGN LABS, INC.		HUMAN GENOME SCIENCES, INC.

By:	/s/ Mark McDade	By:	/s/ Barry A. Labinger
Name: Mark McDade		Name: Barry A. Labinger
Title: Chief Executive Officer		Title: Executive Vice President

Date: December 15, 2005		Date: December 15, 2005

EXHIBIT A

Country	Application/Patent No.	Filing/Issue Date
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

PDL Antibody Humanization Patent Rights

The following are patents and patent applications issued and filed in certain countries in the world and licensed as part of the PDL Antibody Humanization Patent Rights under this Agreement. (As of: October 6, 2005)

Application Number	Filing Date	Patent Number	Issue Date	Country	Status
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

Application Number	Filing Date	Patent Number	Issue Date	Country	Status
[****]*	[****]*	[****]*	[****]*	c	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

* PCT International Publication Number and International Publication Date

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

PATENT LICENSE AGREEMENT

between

PROTEIN DESIGN LABS, INC.

and

HUMAN GENOME SCIENCES, INC.

[****]*

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.